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                                                                   EXHIBIT 10.46

                           SECOND AMENDMENT OF LEASE

     This Amendment of Lease made as of the 8th day of June, 1996 by and between RONALD L. GORDON AS TRUSTEE OF AEP REALTY TRUST under Declaration of Trust dated June 1, 1983 and recorded with the Plymouth County Registry of Deeds in Book 5366, Page 88 (hereinafter referred to as the "Landlord") which expression shall include his successors and assigns wherever the context permits and PRIVATE EYES SUNGLASS CORPORATION, a Massachusetts corporation having a usual place of business at 77 Accord Park Drive, Norwell, Massachusetts 02061 (hereinafter referred to as the "Tenant") which expression shall include its successors and assigns wherever the context permits.

     WHEREAS, Landlord and Tenant have executed a lease dated March 1, 1989 (the "Lease") for certain premises designated as Space B-1, B-2, B-3, B-4, B-5 and B-6 (the "Premises") in Building B located at 77 Accord Park Drive, Norwell, Plymouth County, Massachusetts; and

     WHEREAS, Landlord and Tenant have executed an Amendment of Lease (Addendum
I) dated March 1, 1989; and

     WHEREAS, Landlord and Tenant desire to extend the term of the Lease and to amend the rental and other terms of said Lease:

     NOW THEREFORE, in consideration of One Dollar ($1.00) paid by each of the parties to the other, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease is hereby amended as follows:

     1. The Lease is hereby extended to July 31, 2001, subject to the same terms, provisions, covenants and conditions as set forth in the Lease and Addendum I, except as herein modified.

     2. During the extended term, the Tenant shall pay to Landlord rent as follows:

(a) for and with respect to the period August 1, 1996 to July 31, 1997, Tenant shall pay rent of ONE HUNDRED FOUR THOUSAND AND NO/100 ($104,000.00) DOLLARS, payable in advance in equal monthly installments of EIGHT THOUSAND SIX HUNDRED SIXTY-SIX AND 67/100 ($8,666.67) DOLLARS on the first day of each month;

(b) for and with respect to the period August 1, 1997 to July 31, 1998, Tenant shall pay rent of ONE HUNDRED FOUR THOUSAND AND NO/100 ($104,000.00) DOLLARS, payable in advance in equal monthly installments of EIGHT THOUSAND SIX HUNDRED SIXTY-SIX AND 67/100 ($8,666.67) DOLLARS on the first day of each month;
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(c) for and with respect to the period August 1, 1998 to July 31, 1999, Tenant shall pay rent of ONE HUNDRED FOUR THOUSAND AND NO/100 ($104,000.00) DOLLARS, payable in advance in equal monthly installments of EIGHT THOUSAND SIX HUNDRED SIXTY-SIX AND 67/100 ($8,666.67) DOLLARS on the first day of each month;

(d) for and with respect to the period August 1, 1999 to July 31, 2000, Tenant shall pay rent of ONE HUNDRED FOUR THOUSAND AND NO/100 ($104,000.00) DOLLARS, payable in advance in equal monthly installments of EIGHT THOUSAND SIX HUNDRED SIXTY-SIX AND 67/100 ($8,666.67) DOLLARS on the first day of each month; and

(e) for and with respect to the period August 1, 2000 to July 31, 2001, Tenant shall pay rent of ONE HUNDRED FOUR THOUSAND AND NO/100 ($104,000.00) DOLLARS, payable in advance in equal monthly installments of EIGHT THOUSAND SIX HUNDRED SIXTY-SIX AND 67/100 ($8,666.67) DOLLARS on the first day of each month.

     All rent payable under this Lease shall be due and payable in advance and shall be due and payable on the first day of each and every month of the term. If any rent, additional rent or other charges are not received by Landlord within five (5) days after the same is due, Tenant shall pay to Landlord on demand a late charge of one and one half (1.5%) percent of any such delinquent amounts for each month or fraction thereof during which the same has not been paid in full. Said amount(s) are to be paid by Tenant within five (5) days of Landlord's demand therefor and such late charges shall be considered as additional rent hereunder.



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     3.   The Landlord shall have the exclusive right to regulate and control the Buildings and Property, including without limitation, the common areas, walkways,



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driveways and parking areas. The Tenant agrees to comply with and to conform to such rules and regulations as the Landlord may, from time to time establish including without limitation those Rules and Regulations attached hereto and made a part hereof.

     4. Except as herein amended, all the terms, conditions, provisions and covenants of the Lease and Addendum I are hereby ratified and confirmed and shall remain in full force and effect.

     IN WITNESS WHEREOF, the said Ronald L. Gordon as Trustee of AEP Realty Trust have caused these presents to be signed, executed and delivered and PRIVATE EYES SUNGLASS CORPORATION has caused these presents to be signed, executed and delivered by its office thereunto duly authorized on the day and year first above written.

TENANT                                     LANDLORD

PRIVATE EYES SUNGLASS CORPORATION


By: /s/ RICHARD HAMMEL, SR.                By: /s/ RONALD L. GORDON, TRUSTEE
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   Richard Hammel, Sr., President             Ronald L. Gordon, as Trustee of
    July 8, 1996                              AEP Realty Trust





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